UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

EARL SCHEIB, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200 Sherman Oaks, California		91403
(Address of principal executive offices)		(Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(9b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27,2004, the Registrant entered into agreements with Axion Solutions, Inc (“Axion”) for the software and licensing rights of an integrated business sysem made by PeopleSoft, Inc. (“PeopleSoft”). Axion is a business partner of PeopleSoft.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

99.1   End User License Agreement

99.2   Addendum to End User License Agreement

99.3   Order Form Schedule

99.4   Enterprise Pricing

99.5   Addendum to Order Form Schedule

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earl Scheib, Inc.
(Registrant)

Date: December 28, 2004	By:	/s/ Charles E. Barrantes
	Name:	Charles E. Barrantes
	Title:	Vice President and
Chief Financial Officer